                                                                  Exhibit 10.39


Outlook Sports Technology, Inc.

   4400 N. Federal Highway, Suite 410, Boca Raton, Florida 33431
              Tel 561 750 7528  Fax 561 750 7529
                                                                     [Logo]
                                                                      Tegra


Dan Snider
Head Golf Professional
Chenal Country Club
Little Rock, Arkansas

August 6, 1998

Dear Dan:

As we have discussed, Outlook Sports Technology, Inc. (the "Company") is extremely pleased that you have consented to being named to the Company's board of directors. However, because it is both your and the Company's desire for you to serve as an independent director we have mutually agreed that your position as an advisory staff member should be terminated and that the shares of common stock granted to you previously will constitute your sole compensation for the services you have provided the Company. We appreciate your contributions as an advisory staff member.

Please indicate your understanding as to the termination of your role as an advisory staff member by signing and dating the enclosed copy of this letter and returning it to me.

                                      Very truly yours,
                                      Outlook Sports Technology, Inc.

                                      /s/ Jim Dodrill
                                      -------------------------------
                                      Jim Dodrill
                                      President



Understood and Agreed to:

/s/ Dan Snider                              Date:      9-1-98
-------------------------                        -----------------
Dan Snider